Investor Presentation Exhibit 99.1

Forward Looking Information and
Non-GAAP Reconciliations
Forward Looking Information and
Non-GAAP Reconciliations
This presentation may include forward-looking statements. These forward-looking statements include comments with respect to our objectives and strategies and the results of our operations and our business. However, by their nature, these forward-looking statements involve numerous assumptions, uncertainties and opportunities, both general and specific. The risk exists that these statements may not be fulfilled. We caution readers of this presentation not to place undue reliance on these forward-looking statements, as a number of factors could cause future company results to differ materially from these statements. Forward-looking statements may be influenced in particular by factors such as fluctuations in interest rates and stock indices, the effects of competition in the areas in which we operate and changes in economic, political, regulatory and technological conditions. We caution that the foregoing list is not exhaustive. When relying on forward-
looking statements to make decisions, investors should carefully consider the aforementioned factors as well as other uncertainties and events.
Throughout this presentation, certain non-GAAP metrics are provided that management believes provide useful information in understanding the financial performance of the
Company.  Reconciliations of the non-GAAP metrics to the comparable GAAP metrics are provided in the Company’s Annual Report on Form 10K for the year ended December 31,
2005, which is available on the Company’s website at www.plsb.com.

Stock Profile
(November 2, 2006)
Stock Profile
(November 2, 2006)
NASDAQ Symbol: PLSB
Recent Price: $24.50
Market Cap: $547.8 million
Shares Outstanding: 22.4 million
Float: 10.5 million
Avg. Volume (30 day): 107,000
Forward P/E*: 14.96
Price/Book (approx.): 1.39
*Based on 2007consensus analyst estimates

Company Overview

Placer Sierra Bancshares
Placer Sierra Bancshares
With $2.7 billion in assets, Placer Sierra operates in attractive markets throughout California
Built through three major transactions
Merger with Bank of Orange County – May 2004
Acquisition of Bank of Lodi – December 2004
Acquisition of Southwest Community Bancorp – June 2006
49 branches
31 branches in Central and Northern California
18 branches in Southern California
Experienced management team that has extensive knowledge
of the Northern, Central and Southern California banking
markets

Northern California
Downieville
Oroville
Nevada City
Grass Valley
Yuba City
Marysville
Foresthill
Auburn
Lincoln
Cool
Roseville
Folsom
Placerville
South Lake Tahoe
Woodland
Davis
Sacramento
Plymouth
Elk Grove
Jackson
Fairfield
Galt
Lockeford
San Andreas
Lodi
Stockton
Oakland
Modesto
Merced
San Jose
Santa Cruz
Fresno
Salinas
Monterey
Branch Banking Center
Loan Production Office

PLACER SIERRA BANK®

SACRAMENTO COMMERCIAL BANK

Bank of Lodi

PLACER SIERRA BANCSHARES

Located in Attractive Markets
Located in Attractive Markets
31 branches in
Northern & Central California
Headquarters
Future expansion down Highway 99 to
the cities of Stockton, Modesto, Fresno
and Bakersfield
De novo branch opening in Fresno in
November 2006

SOUTHERN CALIFORNIA MAP
LOS ANGELES COUNTY
SAN BERNARDINO COUNTY
N
LOS ANGELES
RIVERSIDE COUNTY
ORANGE COUNTY
PACIFIC OCEAN
SAN DIEGO COUNTY
Oceanside
Del Mar
La Jolla
San Diego

BANK of ORANGE COUNTY

BOC

Southwest Community Bank

A Division of Placer Sierra Bank

PLACER SIERRA BANCSHARES

Located in Attractive Markets
Located in Attractive Markets
18 branches in
Southern California
Further expansion into Riverside
and San Bernardino Counties
Recent entry into San Diego County
through acquisition of SWCB
•
Bank of Orange County branches
• Southwest Community Bank branches

Experienced Management Team
Experienced Management Team
Years
Name Position Experience
Frank J. Mercardante CEO 40
-Former President & CEO of Southwest Community Bancorp
David E. Hooston CFO 22
-Former CFO of California Community Bancshares
-Former Portfolio Manager of Belvedere Capital Partners, LLC
Randall E. Reynoso President & COO 26
-Former SVP and Regional Sales Manager of Westamerica Bank
-Formerly of Bank of California
Marshall V. Laitsch President of So. CA Division 32
-Former President & CEO of Sunwest Bank
-Former President & CEO of Pacific Century Bank, NA (Bank of Hawaii Corp.)

Experienced Management Team
Experienced Management Team
Years
Name Position Experience
Tom D. Nations Chief Credit Officer 26
-Former SVP of Union Bank of California
Eric Tobias EVP Central Valley Region 33
-Former SVP of Bank of America
Kevin J. Barri Director of Retail Banking 17
-Former SVP of Bank of America
K. Lynn Matsuda Director of Operations 34
-Former VP of The Money Store
James A. Sundquist CFO of PSB 27
-Former EVP & CFO of Sacramento Commercial Bank

Operating and Growth Strategies
Operating and Growth Strategies
Improve balance sheet management to increase NIM:
Deploy excess liquidity
Manage liquidity through off-balance sheet strategies
Run-off high cost CDs, increase FHLB advances
Increase loan/deposit ratio from ~80% to 90%
Targeting NIM expansion by Q1 2007
Enhance depository infrastructure to improve deposit gathering:
Upgrade key electronic banking depository products to attract/retain middle market customers
Phase-in during Q4 2006 through mid-2007

Operating and Growth Strategies
Operating and Growth Strategies
Capitalize on growth opportunities in our Northern,
Central and Southern California markets:
Expand through strategically placed new branches (i.e. in the fast growing Inland Empire and San Joaquin Valley areas)
Expand commercial lending opportunities by increasing
penetration of middle market:
Increase production of asset-based and credit scored loans
Add resources and personnel in credit administration to
effectively pursue middle market
Leverage current credit quality to achieve targeted risk levels

Operating and Growth Strategies
Operating and Growth Strategies
Continue to aggressively recruit experienced commercial bankers who control portfolio’s of loyal customers
Leverage statewide franchise to further expand specialty lending businesses
Non-profit organizations
SBA lending
Consolidate branches under single brand name
Create true statewide community bank brand
Foster cohesion and unified corporate culture among acquired operations
Refine approach to relationship management
Increase focus on retaining/building relationships with largest customers
Improve profitability of smaller relationships or manage them out of the bank
Increase emphasis on cross-selling

Financial Performance

2006 Financial Highlights
2006 Financial Highlights
Solid loan growth
8.5% annualized loan growth in Q3
Low cost deposits acquired with SWCB offsetting
increasing deposit rates in other markets
Higher interest rates presenting challenges to generating
CRE loan referral fees
Continued stable expense levels from focused management
of discretionary spending
Continued excellent asset quality resulting in no need for
provisioning

Total Loans
(At December 31, except  September 30, 2006)
Total Loans
(At December 31, except  September 30, 2006)
$876
$886
$953
$1,294
$1,375
$1,823
$500
$800
$1,100
$1,400
$1,700
$2,000
2001 2002 2003 2004 2005 2006
YTD

Loan Portfolio Composition
Loan Portfolio Composition
Low risk real estate focus
Below industry standard LTVs
Higher than industry standard DCRs
Highly diversified portfolio by geography, property type and industry
December 31, 2001
$873,143
44%
24%
7%
18%
3%
4%
Real Estate - Commercial Real Estate - Residential
Real Estate - Construction Commercial
Consumer Leases & Other
September 30, 2006
$1,821,753
47%
24%
18%
9%
1%
1%

Total Deposits
(At December 31, except September 30, 2006)
Total Deposits
(At December 31, except September 30, 2006)
$1,153 $1,193
$1,137
$1,500
$1,573
$2,174
$800
$1,200
$1,600
$2,000
$2,400
2001 2002 2003 2004 2005 2006
YTD

December 31, 2001
$1,153,147
29%
16%
12%
11%
32%
Non-Interest Bearing Interest Bearing Demand
Money Market Savings
Time
September 30, 2006
$2,174,301
42%
10%
21%
6%
20%
Deposit Composition
Deposit Composition
Cost of deposits for twelve
months ended 12/31/01: 2.47%
Cost of deposits for nine months
ended 9/30/06: 1.49%

19 NPA/Total Assets NPA/Total Assets 0.46% 0.37% 0.27% 0.20% 0.16% 0.50% 0.00% 0.25% 0.50% 0.75% 1.00% 2001 2002 2003 2004 2005 09/30/06

$0.25
$0.70
$1.13
$1.16
$1.63
$1.10
$0.00
$0.50
$1.00
$1.50
$2.00
2001 2002 2003 2004* 2005 2006
YTD*
Earnings Per Share
Earnings Per Share
*Operating Earnings; see 2004 10K and September 30, 2006 10Q for GAAP to
Operating Earnings reconciliation.)

Summary

Strategies For Improved
Financial Performance
Strategies For Improved
Financial Performance
Balance sheet repositioned to drive NIM expansion
Processing systems being upgraded to improve deposit
gathering
Increased focus on penetration of middle market
businesses
Continuing expansion into higher growth areas
Expanding specialty lending
Increasing focus on high value customers
Continued high credit quality
Targeting 10% asset growth in 2007

Investor Presentation